UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
-------------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 14, 2005
(Date of earliest event reported)

DOR BIOPHARMA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware       1-14778        41-1505029

(State or Other Jurisdiction of Incorporation)    (Commission File No.)     (IRS Employer Identification No.)

Lincoln Building, 1691 Michigan Avenue Miami, FL 33139
(Address of Principal Executive Offices)

(305) 534-3383
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         On March 14, 2005, DOR BioPharma, Inc. issued a press release announcing its results of operations for the fourth quarter of 2004. A copy of the press release is attached as Exhibit 99 to this report. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Title

99  Press release issued by DOR BioPharma, Inc. on March 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOR BIOPHARMA, INC.

                                By: /s/ Michael T. Sember
Name: Michael T. Sember
Title: President and Chief Executive Officer

Date: March 14, 2005

EXHIBIT INDEX

Exhibit  Description

99  Press release issued by DOR BioPharma, Inc. on March 14, 2005.